Shareholders' Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Shareholders' Equity
21. Shareholders' Equity
Comprehensive Capital Plan

On March 13, 2025, Key announced that its Board of Directors has authorized a share repurchase program pursuant to which we may purchase up to $1.0 billion of KeyCorp Common Shares, in the open market or in privately negotiated transactions.

As contemplated by the Investment Agreement, dated as of August 12, 2024, between KeyCorp and Scotiabank, in February 2025, we entered into an agreement with Scotiabank to permit Scotiabank to participate, through a periodic “true-up” right, in any repurchase by KeyCorp of its common stock on a pro rata basis. During 2025, Key completed $200 million in share repurchases, all within the fourth quarter, including $17 million from Scotiabank pursuant to the agreement noted above. We also repurchased $35 million of shares related to equity compensation programs in 2025.

Consistent with our capital plan, the Board declared a quarterly dividend of $.205 per common share for each of the four quarters in 2025. These quarterly dividend payments brought our annual dividend to $.82 per common share for 2025.

Scotiabank Investment
On August 12, 2024, we entered into an Investment Agreement with Scotiabank pursuant to which Scotiabank agreed to make a strategic minority investment in KeyCorp of approximately $2.8 billion, representing approximately 14.9% pro forma common stock ownership of KeyCorp, for a fixed price of $17.17 per share. On August 30, 2024, Scotiabank completed the initial purchase of 47,829,359 of KeyCorp’s Common Shares with an investment of approximately $821 million in gross proceeds. With this investment, Scotiabank owned approximately 4.9% of KeyCorp’s Common Shares. In connection with the completion of the initial purchase of the Scotiabank investment, we incurred $10 million in issuance costs, which are classified in shareholders’ equity and recorded against the gross proceeds received.

On December 27, 2024, following the receipt of all necessary bank regulatory approvals, Scotiabank completed the final purchase of 115,042,316 of the KeyCorp’s Common Shares, contemplated under the Investment Agreement with an investment of approximately $2.0 billion. Following the Second Closing, Scotiabank owns approximately 14.9% of our Common Shares. In connection with the completion of the Second Closing of the Scotiabank investment, we incurred $16 million in issuance costs, which are classified in shareholders’ equity and recorded against the gross proceeds received.
Preferred Stock

The following table summarizes our preferred stock at December 31, 2025:

Preferred stock series	Amount outstanding (in millions)	Book value (net of capital surplus)	Shares authorized and outstanding	Par value	Liquidation preference	Ownership interest per depositary share	Liquidation preference per depositary share	2025 dividends paid per depositary share
5.000% Fixed-to-Floating Rate Perpetual Noncumulative Series D	$525	$519	21,000	$1	$25,000	1/25th	$1,000	$50.00
6.125% Fixed-to-Floating Rate Perpetual Noncumulative Series E	500	490	500,000	1	1,000	1/40th	25	1.531252
5.650% Fixed Rate Perpetual Noncumulative Series F	425	412	425,000	1	1,000	1/40th	25	1.412500
5.625% Fixed Rate Perpetual Non-Cumulative Series G	450	435	450,000	1	1,000	1/40th	25	1.406252
6.200% Fixed Rate Reset Perpetual Non-Cumulative Series H	600	590	600,000	1	1,000	1/40th	25	1.550000